SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call TABLE OF CONTENTS Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Adjusted EBITDA and Coverage Ratios 5 Supplemental Cash Flow Information 6 Industrial Operating and Leasing Statistics 7 Industrial Market Operating Statistics 8 Industrial Portfolio Overview 9 Unconsolidated Industrial Portfolio Overview 10 Industrial Lease Expirations 11 Top 25 Customers 12 Historical Industrial Operating and Leasing Statistics 13 Acquisitions 14 Operating Property Dispositions 15 Private Capital Joint Venture Activity 16 New Development & Renovation Projects 17 Development & Renovation Projects in Process 18 Development & Renovation Projects Stabilized, Sold or Contributed 21 Completed Development Projects Available for Sale or Contribution 22 Capitalization Summary 23 Co-Investment Consolidated Joint Ventures 24 Other Consolidated Joint Ventures 25 Unconsolidated Joint Ventures, Mortgage Investments and Other Investments 26 Reporting Definitions 27 Supplemental Financial Measures Disclosures 28 AMB Property Corporation Contacts 29 Cover: AMB Koolhovenlaan Distribution Centers 1 & 2 are two newly acquired buildings totaling 89,685 square feet (8,332 square meters) adjacent to Amsterdam Airport Schiphol. The buildings are fully leased to global consumer technology and medical supply companies. The Koolhovenlaan buildings increase AMB's customer offerings at Schiphol to 941,754 square feet (87,489 square meters) of existing facilities and properties under current development. i

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call FINANCIAL HIGHLIGHTS (dollars in thousands, except share data) Quarters Ended June 30, Six Months Ended June 30, 2005 Change 2004 2005 Change 2004 Operating Data Revenues $ 172,277 10.4% $ 155,995 $ 342,967 10.0% $ 311,897 Adjusted EBITDA (1) 128,549 9.1% 117,785 266,181 14.3% 232,893 Net income available to common stockholders 39,006 127.8% 17,123 83,990 163.1% 31,922 FFO (2) 50,622 3.7% 48,795 100,147 4.0% 96,285 Per diluted share and unit: EPS $ 0.45 125.0% $ 0.20 $ 0.97 155.3% $ 0.38 FFO (2) 0.55 0.0% 0.55 1.09 0.9% 1.08 Dividends per common share 0.440 3.5% 0.425 0.88 3.5% 0.85 Ratios Interest coverage (1) 3.0 x 2.9 x 3.1 x 2.9 x Fixed charge coverage (1) 2.3 x 2.3 x 2.4 x 2.3 x FFO payout 80% 77% 81% 79% As of June 30, 2005 March 31, 2005 December 31, 2004 Capitalization AMB's share of total debt (3) $ 2,573,040 $ 2,527,494 $ 2,395,046 Preferred equity 392,325 392,325 392,325 Market equity 3,862,441 3,338,920 3,554,108 Total capitalization $ 6,827,806 $ 6,258,739 $ 6,341,479 Ratios AMB's share of total debt-to-AMB's share of total book capitalization (3) 55.4% 55.1% 54.0% AMB's share of total debt-to-AMB's share of total market capitalization 37.7% 40.4% 37.8% Total common shares and units outstanding 88,934,860 88,683,130 87,994,744 (1) See the footnotes to the Adjusted EBITDA and Coverage Ratios. (2) See the footnotes to the Consolidated Statements of Funds from Operations. (3) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as ameasurement tool. (4) See Reporting Definitions for definition of AMB's share of total debt-to-AMB's share of total book capitalization. (5) See Reporting Definition for definition of AMB's share of total debt-to-AMB's share of total market capitalization. 1

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED BALANCE SHEETS (dollars in thousands) As of June 30, 2005 March 31, 2005 December 31, 2004 Assets Investments in real estate: Total investments in properties $ 6,680,432 $ 6,608,737 $ 6,526,144 Accumulated depreciation (683,679) (652,085) (615,646) Net investments in properties 5,996,753 5,956,652 5,910,498 Investments in unconsolidated joint ventures 121,000 105,127 55,166 Properties held for divestiture, net 75,472 49,455 87,340 Net investments in real estate 6,193,225 6,111,234 6,053,004 Cash and cash equivalents 169,471 215,068 146,593 Mortgages and loans receivable 21,682 21,710 13,738 Accounts receivable, net 173,360 135,768 109,028 Other assets 66,633 71,304 64,580 Total assets $ 6,624,371 $ 6,555,084 $ 6,386,943 Liabilities and Stockholders' Equity Secured debt $ 1,843,861 $ 1,915,702 $ 1,892,524 Unsecured senior debt securities 1,003,940 1,003,940 1,003,940 Unsecured debt 8,710 8,869 9,028 Unsecured credit facilities 549,397 422,616 351,699 Accounts payable and other liabilities 242,944 258,159 262,286 Total liabilities 3,648,852 3,609,286 3,519,477 Minority interests: Joint venture partners 906,527 884,188 828,622 Preferred unitholders 278,378 278,378 278,378 Limited partnership unitholders 89,601 89,377 89,326 Total minority interests 1,274,506 1,251,943 1,196,326 Stockholders' equity: Common stock 1,597,809 1,590,651 1,567,936 Preferred stock 103,204 103,204 103,204 Total stockholders' equity 1,701,013 1,693,855 1,671,140 Total liabilities and stockholders' equity $ 6,624,371 $ 6,555,084 $ 6,386,943 2

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands, except share data) For the Quarters Ended For the Six Months Ended June 30, June 30, 2005 2004 2005 2004 Revenues Rental revenues $ 168,839 $ 153,073 $ 336,211 $ 306,546 Private capital income 3,438 2,922 6,756 5,351 Total revenues 172,277 155,995 342,967 311,897 Costs and expenses Property operating costs (43,880) (39,769) (87,564) (80,018) Depreciation and amortization (44,503) (37,740) (87,539) (74,580) General and administrative (18,629) (14,731) (37,428) (29,298) Fund costs (380) (350) (744) (659) Total costs and expenses (107,392) (92,590) (213,275) (184,555) Operating income 64,885 63,405 129,692 127,342 Other income and expenses Equity in earnings of unconsolidated joint ventures 7,188 944 8,430 2,653 Other income and expenses, net 893 486 327 1,966 Gains from dispositions of real estate 17,622 - 18,923 - Development profits, net of taxes 1,975 3,235 19,924 3,235 Interest expense, including amortization (40,971) (40,192) (81,898) (79,363) Total other income and expenses (13,293) (35,527) (34,294) (71,509) Income before minority interests and discontinued operations 51,592 27,878 95,398 55,833 Minority interests' share of income: Joint venture partners' share of income (10,860) (9,260) (22,144) (17,846) Joint venture partners' share of development profits (284) (749) (10,120) (749) Preferred unitholders (5,368) (4,912) (10,736) (9,824) Limited partnership unitholders (739) (471) (1,066) (1,161) Total minority interests' share of income (17,251) (15,392) (44,066) (29,580) Income from continuing operations 34,341 12,486 51,332 26,253 Discontinued operations: Income attributable to discontinued operations, net of minority 1,078 4,259 2,909 7,360 Gain from disposition of real estate, net of minority interests 5,370 2,161 33,315 1,875 Total discontinued operations 6,448 6,420 36,224 9,235 Net income 40,789 18,906 87,556 35,488 Preferred stock dividends (1,783) (1,783) (3,566) (3,566) Net income available to common stockholders $ 39,006 $ 17,123 $ 83,990 $ 31,922 Net income per common share (diluted) $ 0.45 $ 0.20 $ 0.97 $ 0.38 Weighted average common shares (diluted) 87,076,011 84,535,762 86,845,858 84,765,719 3

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS (1) (dollars in thousands, except share data) For the Quarters Ended For the Six Months Ended June 30, June 30, 2005 2004 2005 2004 Net income $ 40,789 $ 18,906 $ 87,556 $ 35,488 Gain from disposition of real estate, net of minority interests (22,992) (2,161) (52,238) (1,875) Depreciation and amortization: Total depreciation and amortization 44,503 37,740 87,539 74,580 Discontinued operations' depreciation 427 2,719 1,513 5,527 Non-real estate depreciation (802) (161) (1,547) (336) Adjustments to derive FFO from consolidated JVs: Joint venture partners' minority interests (Net income) 10,860 9,260 22,144 17,846 Limited partnership unitholders' minority interests (Net income) 739 471 1,066 1,161 Limited partnership unitholders' minority interests (Development profits) 94 143 552 143 Discontinued operations' minority interests (Net income) 168 788 591 1,521 FFO attributable to minority interests (24,103) (18,118) (47,690) (35,979) Adjustments to derive FFO from unconsolidated JVs: AMB's share of net income (7,188) (944) (8,430) (2,653) AMB's share of FFO 4,469 1,935 7,216 4,428 AMB's share of development profits, net of taxes 5,441 - 5,441 - Preferred stock dividends (1,783) (1,783) (3,566) (3,566) Funds from operations $ 50,622 $ 48,795 $ 100,147 $ 96,285 FFO per common share and unit (diluted) $ 0.55 $ 0.55 $ 1.09 $ 1.08 Weighted average common shares and units (diluted) 91,795,834 89,288,954 91,566,987 89,520,249 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool. 4

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call ADJUSTED EBITDA (1) AND COVERAGE RATIOS For the Quarters Ended For the Six Months Ended For the Quarters Ended June 30, June 30, March 31, 2005 2004 2005 2004 2005 2004 Net income $40,789 $18,906 $87,556 $35,488 $46,767 $16,582 Depreciation and amortization 44,503 37,740 87,539 74,580 43,485 37,255 Stock-based compensation amortization 2,664 2,919 6,944 5,476 4,280 2,557 Adjustments to derive adjusted EBITDA from unconsolidated JVs: AMB's share of net income (7,188) (944) (8,430) (2,653) (1,242) (1,709) AMB's share of FFO (2) 4,469 1,935 7,216 4,428 2,747 2,493 AMB's share of interest expense 2,274 955 3,936 1,658 1,662 703 AMB's share of development profits, net of taxes 5,441 - 5,441 - Interest expense, including amortization 40,971 40,192 81,898 79,363 40,896 39,018 Total minority interests' share of income 17,251 15,392 44,066 29,580 26,841 14,228 Total discontinued operations, including gains losses (24,070) (6,420) (55,147) (9,235) (29,281) (2,109) Discontinued operations' adjusted EBITDA 1,445 7,110 5,162 14,208 2,778 6,090 Adjusted EBITDA $128,549 $117,785 $266,181 $232,893 $138,933 $115,108 Interest Interest expense, including amortization - continuing operations $40,971 $40,192 $81,898 $79,363 $40,896 $39,018 Interest expense, including amortization - discontinued operations (227) (656) 149 (200) $407 $609 AMB's share of interest expense from unconsolidated JVs 2,274 955 3,936 1,658 $1,662 $703 Total interest $43,018 $40,491 $85,983 $80,821 $42,965 $40,330 Interest coverage (3) 3.0 x 2.9 x 3.1 x 2.9 x 3.2 x 2.9 x Fixed charge Interest expense, including amortization - continuing operations $40,971 $40,192 $81,898 $79,363 $40,896 $39,018 Amortization of financing costs and debt premiums - continuing operations (576) (311) (1,660) (659) $(1,084) $(329) Interest expense, including amortization - discontinued operations (227) (656) 149 (200) $407 $609 Amortization of financing costs and debt premiums - discontinued operations - 1,376 (11) 1,393 $(11) $(2) AMB's share of interest expense from unconsolidated JVs 2,274 955 3,936 1,658 $1,662 $703 Capitalized interest 6,813 3,435 13,741 5,929 $6,928 $2,494 Preferred unit distributions 5,368 4,912 10,736 9,824 $5,368 $4,912 Preferred stock dividends 1,783 1,783 3,566 3,566 $1,783 $1,783 Total fixed charge $56,406 $51,686 $112,355 $100,874 $55,949 $49,188 Fixed charge coverage (4) 2.3 x 2.3 x 2.4 x 2.3 x 2.5 x 2.3 x (dollars in thousands) 5 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB's financial performance, and of adjusted EBITDA's limitations as a measurement tool. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool. (3) See Reporting Definitions for interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes interest coverage is a useful supplemental measure of liquidity. (4) See Reporting Definitions for fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes fixed charge coverage is a useful supplemental measure of liquidity.

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) For the Quarters Ended For the Six Months Ended June 30, June 30, 2005 2004 2005 2004 Supplemental Information: Straight-line rents and amortization of lease intangibles $ 4,864 $ 4,937 $ 9,361 $ 9,105 AMB's share of straight-line rents and amortization of lease intangibles $ 3,277 $ 3,182 $ 5,700 $ 6,488 Gross lease termination fees $ 51 $ 249 $ 1,282 $ 1,017 Net lease termination fees $ 38 $ 176 $ 1,214 $ 813 AMB's share of net lease termination fees $ 38 $ 180 $ 1,209 $ 566 AMB's share of unconsolidated JV's NOI (1) $ 1,776 $ 2,760 $ 6,414 $ 5,815 JV Partners' share of cash basis NOI (1) $ 37,298 $ 28,336 $ 74,073 $ 56,510 Discontinued operations' NOI - Held for Sale (1) $ 1,196 $ 1,110 $ 2,233 $ 2,208 Discontinued operations' NOI - Sold (1) $ 191 $ 5,995 $ 2,856 $ 11,948 Stock-based compensation amortization $ 2,664 $ 2,919 $ 6,944 $ 5,476 Capitalized interest $ 6,813 $ 3,435 $ 13,741 $ 5,929 Recurring capital expenditures: Tenant improvements $ 5,200 $ 4,699 $ 10,483 $ 10,966 Lease commissions and other lease costs 4,609 5,991 10,178 12,572 Building improvements 6,922 4,086 11,327 6,888 Sub-total 16,731 14,776 31,988 30,426 JV Partners' share of capital expenditures (4,432) (2,656) (7,719) (7,614) AMB's share of recurring capital expenditures $ 12,299 $ 12,120 $ 24,269 $ 22,812 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 6

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL OPERATING AND LEASING STATISTICS (dollars in thousands, except per square foot amounts) Year-to- Year-to- Operating Portfolio (1) Quarter Date Same Store Pool(2) Quarter Date Square feet owned at June 30, 2005 (3) 90,989,071 90,989,071 Square feet in same store pool at June 30, 2005 79,276,779 79,276,779 Occupancy percentage at June 30, 2005 94.5% 94.5% % of total industrial square feet 87.1% 87.1% Weighted average lease terms: Occupancy percentage at period end: Original 6.2 years 6.2 years June 30, 2005 94.4% 94.4% Remaining 3.4 years 3.4 years June 30, 2004 93.7% 93.7% Tenant retention 56.0% 64.1% Tenant retention 55.8% 64.0% Same Space Leasing Activity: (4) Rent increases (decreases) on renewals and rollovers (14.6%) (11.5%) Rent increases (decreases) on renewals and rollovers (15.3%) (11.4%) Same space square footage commencing (millions) 2.8 7.0 Same space square footage commencing (millions) 2.8 7.0 2nd Generation Leasing Activity: Cash basis NOI % change: (5) TIs and LCs per square foot: Revenues 0.6% 0.3% Retained $ 1.85 $ 1.72 Expenses (1.4%) (0.2%) Re-tenanted 3.32 2.98 NOI (5) 1.3% 0.5% Weighted average $ 2.68 $ 2.34 NOI without lease termination fees (5) 1.5% 0.4% Square footage commencing (millions) 3.6 8.8 (1) Includes all consolidated industrial operating properties and excludes industrial development and renovation projects. Excludes retail and other properties' square feet of 474,368 with occupancy of 71.4% and annualized base rent of $3.8 million. (2) The same store pool excludes properties purchased and developments stabilized after December 31, 2003. See Reporting Definitions. (3) In addition to owned square feet as of June 30, 2005, the Company manages, through its subsidiary, AMB Capital Partners, 0.4 million additional square feet of industrial and other properties. The Company also has investments in 11.4 million square feet of operating industrial properties through its investments in unconsolidated joint ventures. (4) Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 7

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL MARKET OPERATING STATISTICS (1)As of June 30, 2005 Total No. New San U.S. Hub and Total Total/ Dallas/ Los Jersey/ Francisco U.S. On- Gateway Other Weighted Atlanta Chicago Ft. Worth Angeles (2)New York Bay Area Miami Seattle Tarmac (3)Markets Markets Average Number of buildings 47 101 39 140 129 139 52 65 39 751 213 964 Rentable square feet 5,215,338 9,921,608 3,754,147 13,255,603 9,488,549 11,104,442 5,231,157 7,285,197 3,058,590 68,314,631 22,674,440 90,989,071 % of total rentable square feet 5.7% 10.9% 4.1% 14.6% 10.4% 12.2% 5.8% 8.0% 3.4% 75.1% 24.9% 100.0% Occupancy percentage 88.1% 92.2% 96.3% 98.5% 95.0% 94.1% 93.4% 97.8% 95.7% 94.9% 93.3% 94.5% Annualized base rent (000's) $19,392 $42,996 $13,289 $81,159 $69,401 $68,888 $35,437 $37,211 $47,608 $415,381 $128,609 $543,990 % of total annualized base rent 3.6% 7.9% 2.4% 14.9% 12.8% 12.7% 6.5% 6.8% 8.8% 76.4% 23.6% 100.0% Number of leases 169 197 124 394 410 409 243 276 250 2,472 822 3,294 Annualized base rent per square foot $4.22 $4.70 $3.68 $6.21 $7.70 $6.59 $7.25 $5.22 $16.27 $6.41 $6.08 $6.33 Lease expirations as a % of ABR: (4) 2005 7.7% 6.0% 11.9% 5.6% 5.2% 8.1% 8.9% 8.6% 10.4% 7.4% 6.0% 7.0% 2006 17.4% 24.4% 10.3% 19.9% 15.3% 10.4% 15.3% 18.1% 13.4% 16.3% 11.5% 15.2% 2007 12.9% 29.0% 14.0% 14.2% 13.7% 16.5% 20.7% 18.5% 6.0% 16.1% 15.2% 15.9% Weighted average lease terms: Original 6.2 years 5.8 years 5.3 years 6.1 years 6.9 years 5.3 years 5.7 years 5.8 years 8.6 years 6.0 years 6.8 years 6.2 years Remaining 3.3 years 2.2 years 3.4 years 3.3 years 3.8 years 3.0 years 3.3 years 3.0 years 4.8 years 3.2 years 3.9 years 3.4 years Tenant retention: Quarter 74.4% 38.4% 0.0% 72.9% 28.2% 66.6% 48.4% 76.7% 76.1% 58.0% 52.1% 56.0% Year-to-date 84.1% 62.6% 69.7% 66.0% 52.1% 70.2% 58.5% 59.4% 80.3% 65.2% 60.5% 64.1% Rent increases on renewals and rollovers: Quarter 12.6% (0.3%) (30.2%) 2.4% 11.2% (57.9%) 9.7% (1.2%) (0.1%) (15.9%) (9.3%) (14.6%) Same space SF leased 117,174 124,661 22,040 317,542 351,053 469,048 279,210 254,484 155,536 2,090,748 733,412 2,824,160 Year-to-date 3.3% (5.7%) (8.1%) 3.5% 9.2% (50.1%) 2.9% (0.8%) 0.0% (12.7%) (5.4%) (11.5%) Same space SF leased 328,964 465,434 355,024 1,773,046 448,928 1,085,117 559,413 547,213 190,243 5,753,382 1,275,567 7,028,949 Same store cash basis NOI % change: (5) Quarter (0.9%) (1.9%) 16.3% 3.1% 9.4% (5.0%) 4.5% 9.0% (1.0%) 1.9% (0.8%) 1.3% Year-to-date (4.7%) 3.9% 9.1% 2.1% 9.1% (5.1%) 0.6% 6.5% (1.3%) 1.2% (1.8%) 0.5% Sq. feet owned in same store pool (6) 4,642,478 7,540,848 3,613,987 12,228,801 6,884,883 11,104,442 4,658,572 6,857,569 2,941,345 60,472,925 18,803,854 79,276,779 AMB's pro rata share of square feet (7) 2,701,655 8,675,610 2,729,939 10,192,113 5,342,363 8,555,828 4,188,613 3,837,520 2,383,508 48,607,149 18,842,025 67,449,174 Total market square footage (8) 6,237,750 14,338,087 4,663,144 18,284,521 11,023,470 11,520,503 6,215,199 7,461,182 - 79,743,856 33,846,223 113,590,079 (1) Includes all industrial consolidated operating properties and excludes industrial development and renovation projects. (2) The Company also has a 19.9 acre parking lot with 2,720 parking spaces and 12 billboard signs in the Los Angeles market immediately adjacent to LAX. (3) Includes domestic on-tarmac cargo facilities at 15 airports. (4) See Reporting Definitions. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. (6) Same store pool excludes properties purchased or developments stabilized after December 31, 2003. See Reporting Definitions. (7) Calculated as AMB's pro rata share of square feet on consolidated and unconsolidated operating properties. (8) Total market square footage includes industrial and retail operating properties, development properties, unconsolidated properties (100% SF), properties managed for third parties and reallocation of On-Tarmac properties into metro markets. 8

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW As of June 30, 2005 Number Rentable % of Total Annualized % of Total Annualized of Square Rentable Occupancy Base Rent Annualized Number Base Rent per Buildings Feet Square Feet Percentage (000's) Base Rent of Leases Square Foot Domestic Hub Markets 751 68,314,631 75.1% 94.9% $ 415,381 76.4% 2,472 $ 6.41 Other Markets Domestic Target Markets Austin 10 1,656,254 1.8 94.9 9,806 1.8 36 6.24 Baltimore/Washington DC 54 3,846,567 4.2 96.2 28,981 5.3 261 7.83 Boston 37 4,820,068 5.3 88.2 28,011 5.1 90 6.59 Minneapolis 29 3,676,598 4.0 96.3 15,269 2.8 147 4.31 Subtotal/Weighted Average 130 13,999,487 15.3 93.3 82,067 15.0 534 6.28 Domestic Non-Target Markets Charlotte 21 1,317,864 1.4 87.3 5,820 1.0 66 5.06 Columbus 1 240,000 0.3 100.0 672 0.1 4 2.80 Houston 1 410,000 0.5 100.0 2,531 0.5 1 6.17 Memphis 17 1,883,845 2.1 89.0 8,623 1.5 49 5.14 New Orleans 5 410,839 0.5 100.0 2,052 0.4 54 4.99 Newport News 1 60,215 0.1 76.8 583 0.1 2 12.61 Orlando 16 1,424,748 1.6 98.3 6,258 1.2 73 4.47 Portland 5 676,104 0.7 97.4 3,091 0.6 8 4.69 San Diego 5 276,167 0.3 91.4 1,997 0.4 20 7.91 Subtotal/Weighted Average 72 6,699,782 7.5 93.2 31,627 5.8 277 5.06 International Target Markets (1) Amsterdam, Netherlands 4 391,776 0.4 100.0 4,129 0.8 4 10.54 Frankfurt, Germany 1 166,917 0.2 100.0 2,023 0.4 1 12.12 Lyon, France 1 262,491 0.3 100.0 1,484 0.3 2 5.65 Mexico City, Mexico 1 131,924 0.1 0.0 - 0.0 - - Paris, France 4 1,022,063 1.1 100.0 7,279 1.3 4 7.12 Subtotal/Weighted Average 11 1,975,171 2.1 93.3 14,915 2.8 11 8.09 Total Other Markets 213 22,674,440 24.9 93.3 128,609 23.6 822 6.08 Total/Weighted Average 964 90,989,071 100.0% 94.5% $ 543,990 100.0% 3,294 $ 6.33 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at June 30, 2005. 9

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call UNCONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW As of June 30, 2005 Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000's) Base Rent Square Foot Domestic Hub Markets Atlanta 7 407,028 71.9% $ 1,599 2.8% $ 5.46 Chicago 36 4,046,721 83.7 18,720 33.3 5.53 Los Angeles 8 2,432,452 100.0 10,327 18.4 4.25 No. New Jersey/New York City 1 212,335 100.0 828 1.5 3.90 Subtotal/Weighted Average 52 7,098,536 89.1 31,474 56.0 4.98 Domestic Target Markets 6 474,172 99.2 1,919 3.4 4.08 Domestic Non-Target Markets 9 1,232,799 94.3 3,759 6.7 3.23 International Target Markets (1) Guadalajara, Mexico 5 687,088 100.0 4,169 7.4 6.07 Mexico City, Mexico 4 960,534 99.2 4,414 7.8 4.63 Tokyo, Japan 6 915,401 100.0 10,512 18.7 11.48 Subtotal/Weighted Average 15 2,563,023 99.7 19,095 33.9 7.47 Total/Weighted Average 82 11,368,530 92.5% $ 56,247 100.0% $ 5.35 COMBINED INDUSTRIAL PORTFOLIO SUMMARY (2) Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000's) Base Rent Square Foot Domestic Hub Markets 803 75,413,167 94.4% $ 446,855 74.4% $ 6.28 Domestic Target 136 14,473,659 93.5 83,986 14.0 6.21 Domestic Non-Target 81 7,932,581 93.4 35,386 5.9 4.78 International 26 4,538,194 96.9 34,010 5.7 7.73 Total/Weighted Average 1,046 102,357,601 94.3% $ 600,237 100.0% $ 6.22 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at June 30, 2005. (2) Includes all consolidated and unconsolidated industrial operating properties on a 100% basis. 10

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL LEASE EXPIRATIONS (1)As of June 30, 2005 (dollars in thousands) % of Square Annualized Annualized Feet Base Rent (2) Base Rent 2005 6,002,588 $ 40,609 7.0% 2006 14,272,333 87,496 15.2% 2007 15,138,248 91,820 15.9% 2008 13,696,037 83,919 14.6% 2009 11,283,843 68,574 11.9% 2010 9,529,987 70,970 12.3% 2011 4,195,051 32,551 5.6% 2012 3,978,061 35,202 6.1% 2013 1,322,155 14,372 2.5% 2014 and beyond 6,767,026 51,155 8.9% Total 86,185,329 $ 576,668 100.0% (1) Schedule includes in-place leases and leases with future commencement dates. Schedule also includes leases in month-to-month and hold-over status totaling 2.1 million square feet. (2) Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration. 11

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call TOP 25 CUSTOMERS As of June 30, 2005 (dollars in thousands) Percentage of Percentage of Aggregate Aggregate Aggregate Rentable Leased Annualized Annualized Customer Name (1) Number of Leases Square Feet Square Feet (2) Base Rent (3) Base Rent (4) United States Government (5) (6) 50 930,779 1.0% $ 18,299 3.3% FedEx Corporation (5) 25 1,324,093 1.4% 13,575 2.5% Deutsche Post World Net (5) 30 985,081 1.1% 8,197 1.5% Harmonic Inc. 4 285,480 0.3% 6,634 1.2% Expeditors International 9 1,107,752 1.2% 5,648 1.0% La Poste 2 854,435 0.9% 5,543 1.0% Worldwide Flight Services (5) 16 352,723 0.4% 4,566 0.8% International Paper Company 7 525,893 0.6% 4,198 0.8% Exel, Inc. 11 460,169 0.5% 3,732 0.7% UPS 14 541,953 0.6% 3,721 0.7% Panalpina, Inc. 7 572,935 0.6% 3,640 0.7% Nippon Express USA 5 429,040 0.5% 3,361 0.6% Forward Air Corporation 7 462,714 0.5% 3,344 0.6% Ahold NV 7 680,565 0.7% 2,881 0.5% BAX Global Inc. (5) 8 187,514 0.2% 2,852 0.5% Elmhult Limited Partnership 5 760,253 0.8% 2,686 0.5% Aeroground Inc. 6 201,367 0.3% 2,677 0.5% Eagle Global Logistics, L.P. 7 423,410 0.5% 2,599 0.5% Virco Manufacturing Company 1 559,000 0.6% 2,566 0.5% United Air Lines Inc. (5) 5 118,825 0.1% 2,456 0.4% County of Los Angeles (7) 10 148,410 0.2% 2,450 0.4% Integrated Airline Services (5) 6 233,656 0.3% 2,230 0.4% Applied Materials, Inc. 1 290,557 0.3% 2,152 0.4% Kintetsu World Express 5 167,027 0.2% 2,112 0.4% NCS Pearson 2 280,076 0.3% 2,088 0.4% Total 12,883,707 14.1% $ 114,207 20.8% (1) Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also holds a lease at our Park One property adjacent to LAX with an ABR of $7,217, which is not included. (2) Computed as aggregate leased square feet divided by the aggregate leased square feet of the industrial and retail properties. (3) See Reporting Definitions. (4) Computed as aggregate annualized base rent divided by the aggregate annualized base rent of the industrial, retail and other properties. (5) Apron rental amounts (but not square footage) are included. (6) United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies. (7) County of Los Angeles includes Child Support Services Department, the Fire Department, the District Attorney, the Sheriff's Department and the City of Los Angeles. 12

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONSOLIDATED HISTORICAL INDUSTRIAL OPERATING AND LEASING STATISTICS Total Market Square Footage Occupancy Percentage (Annual) (Quarterly) 120,000,000 100.0% 110,000,000 97.5% 100,000,000 90,000,000 95.0% 80,000,000 92.5% 70,000,000 60,000,000 90.0% 1998 1999 2000 2001 2002 2003 2004 2005 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Same Store NOI % Change Tenant Retention (Annual) (Annual) 85.0% 10.0% 8.0% 80.0% 6.0% 4.0% 75.0% 2.0% 70.0% 0.0% -2.0% 65.0% -4.0% 60.0% -6.0% -8.0% 55.0% 1998 1999 2000 2001 2002 2003 2004 2005 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 13

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call ACQUISITIONS For the Quarter ended June 30, 2005 (dollars in thousands) AMB's Number of Square Month of Acquisition Ownership Property Name Location Buildings Feet Acquisition Cost Percentage Property Acquisitions AMB Alliance Fund III 1. AMB Airlogistics Center Atlanta, GA 3 456,580 June $ 27,351 20% 2. AMB Energy Park Distribution St. Paul, MN 1 250,000 June 13,363 20% 3. AMB Seaboard Industrial Park Miami, FL 3 65,200 June 3,309 20% Subtotal 7 771,780 44,023 AMB Property Corporation 4. AMB Koolhovenlaan Distribution Amsterdam, Netherlands 2 89,685 May 11,783 100% 5. AMB Starboard Distribution Los Angeles, CA 1 559,000 June 38,652 100% 6. Sumner Landing North Seattle, WA 1 427,628 June 26,978 100% 7. AMB L'Isle d'Abeau Logistics Park Lyon, France 1 262,491 June 18,429 100% Subtotal 5 1,338,804 95,842 Total Second Quarter Property Acquisitions 12 2,110,584 $ 139,865 (1) 75% Weighted Average Stabilized Cap Rate GAAP/Cash 7.1%/6.8% Total Year-to-Date Property Acquisitions 18 2,927,719 $ 217,674 62% Weighted Average Stabilized Cap Rate GAAP/Cash 7.3%/6.9% Other Acquisitions None n/a n/a n/a n/a Total Second Quarter Other Acquisitions - - - n/a Total Year-to-Date Other Acquisitions - - $ 46,109 43% Total Year-to-Date Acquisitions $ 263,783 59% (1) Represents the total expected investment, including closing costs and estimated acquisition capital of $5.0 million. 14

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call OPERATING PROPERTY DISPOSITIONS For the Quarter ended June 30, 2005 (dollars in thousands) Number of AMB's Buildings Square Month of Disposition Ownership Property Name Location or Centers Feet Disposition Price Percentage 1. 2 Hampshire Foxboro, MA 1 114,023 April $ 19,250 90% 2. 1387 Ardmore Itasca, IL 1 24,722 June 1,768 100% 3. Sunrise 3 Sunrise, FL 1 150,807 June 9,600 100% 4. 1125 Isuzu Parkway Grand Prairie, TX 1 45,412 June 2,599 50% Total Second Quarter Dispositions 4 334,964 $ 33,217 90% Weighted Average Stabilized Cash Cap Rate 8.1% Total Year-to-Date Dispositions 28 1,854,322 $ 175,270 75% Weighted Average Stabilized Cash Cap Rate 7.8% 15

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CONTRIBUTIONS TO PRIVATE CAPITAL JOINT VENTURES For the Quarter ended June 30, 2005 (dollars in thousands) AMB's Retained Number of Square Contribution Ownership Property Contributions Location Buildings Feet Value Percentage AMB Japan Fund I 1. Saitama Distribution Center Tokyo, Japan 2 363,049 $ 106,900 2. Funabashi Distribution Center Tokyo, Japan 4 552,352 Total Japan Fund I Contributions 6 915,401 $ 106,900 20% AMB-SGP Mexico 3. Agave Bldg 1 Mexico City, Mexico 1 391,457 $ 23,600 20% Total Second Quarter Property Contributions 7 1,306,858 $ 130,500 20% Weighted Average Stabilized Cash Cap Rate 7.5% Total Year-to-Date Property Contributions 7 1,306,858 $ 130,500 20% Weighted Average Stabilized Cash Cap Rate 7.5% 16

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call NEW DEVELOPMENT & RENOVATION PROJECTS (1) For the Quarter ended June 30, 2005 (dollars in thousands) Estimated Estimated Estimated AMB's Stabilization Square Total Ownership Projects Location Developer Date Feet Investment (1) Percentage 1. AMB Redlands - Parcel 1 Redlands, CA AMB Q1 06 699,350 $ 24,800 100% 2. Beacon Lakes Village Phase I - Bldg 2E Miami, FL Codina Q4 06 56,430 5,100 79% 3. Agave - Bldg 4 Mexico City, Mexico G. Accion Q4 06 217,514 13,300 98% 4. AMB Horizon Creek - Bldg. 400 Atlanta, GA Seefried Properties Q4 06 204,256 9,100 100% 5. AMB Milton 401 Business Park - Bldg#1 Toronto, Canada AMB Q4 06 373,245 17,600 100% 6. AMB Annagem Distribution Centre Toronto, Canada AMB Q4 06 194,330 12,200 100% Total Second Quarter New Projects 1,745,125 $ 82,100 98% Weighted Average Estimated Stabilized GAAP Yield (2) (3) 8.6% Total Year-to-Date New Projects 2,562,403 $ 172,100 90% Weighted Average Estimated Stabilized GAAP Yield (2) (3) 8.3% (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at June 30, 2005. (2) Yields on international projects are on an after-tax basis. (3) Yields exclude value-added conversion projects. 17

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS (1)As of June 30, 2005 (dollars in thousands) Estimated Estimated AMB's Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1)Percentage Remaining 2005 Deliveries 1. Sterling Distribution 2 (4) Chino, CA Majestic Realty Q3 490,000 $ 17,300 40% 2. Interstate Crossdock (3) Teterboro, NJ AMB Q3 616,992 50,800 100% 3. Beacon Lakes 9 Miami, FL Codina Q3 206,656 10,200 79% 4. Platinum Triangle Land (7) Anaheim, CA AMB Q4 - 22,700 100% 5. Sterling Distribution 3 (4) Chino, CA Majestic Realty Q4 390,000 13,900 40% 6. Spinnaker Logistics (3) Redondo Beach, CA IAC Q4 279,431 28,900 39% 7. Encino Distribution Center (5) Mexico City, Mexico G Accion Q4 571,267 31,000 98% 8. AMB West O'Hare Bldg 1 Elk Grove Village, IL AMB Q4 189,240 14,900 20% 9. AMB Amagasaki Distribution Center (5) Osaka, Japan AMB Blackpine Q4 973,037 94,200 100% 10. Monarch Commerce Center - Bldg 2 Miramar, FL AMB Q4 32,151 2,300 100% Total Remaining 2005 Deliveries 3,748,774 $ 286,200 82% Leased or Under Contract For Sale/Funded-to-date 87% $ 231,100 (2)Weighted Average Estimated Stabilized GAAP Yield (5) (6) 8.8% Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Excludes 1,307 acres of land held for future development or sale (representing a potential 21.2 million square feet) totaling $240.2 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at June 30, 2005. (2) AMB's share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $189.9 million, $307.8 million, $2.0 million and $8.1 million, respectively, for a total of $507.8 million. (3) Represents a renovation project. See Reporting Definitions. (4) Represents projects in unconsolidated joint ventures. (5) Yields on international projects are on an after-tax basis. (6) Yields exclude value-added conversion projects. (7) Represents a value-added conversion project. See Reporting Definitions. 18

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS (1) As of June 30, 2005 (dollars in thousands) 19 Estimated Estimated AMB's Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage 2006 Deliveries 11. Dulles Commerce Center - Bldg 150 Dulles, VA Seefried Properties Q1 72,600 $5,800 20% 12. Monarch Commerce Center - Bldg 1 Miramar, FL AMB Q1 71,903 5,400 100% 13. AMB Layline Distribution Center (3) Torrance, CA AMB Q1 298,000 29,000 100% 14. Nash Logistics Center El Segundo, CA IAC Q1 75,000 12,000 50% 15. Narita Air Cargo 1 - Phase 1 Bldg A (5) Tokyo, Japan AMB Blackpine Q1 108,005 11,500 100% 16. Narita Air Cargo 1 - Phase 1 Bldg B (5) Tokyo, Japan AMB Blackpine Q1 576,842 61,200 100% 17. AMB Redlands - Parcel 1 Redlands, CA AMB Q1 699,350 24,800 100% 18. AMB West O'Hare Bldg 2 Elk Grove Village, IL AMB Q1 119,708 9,000 20% 19. Monarch Commerce Center - Bldg 3 Miramar, FL AMB Q1 37,447 2,700 100% 20. Highway 17 - 50 Broad Street (3) Carlstadt, NJ AMB Q2 120,000 8,700 100% 21. Highway 17 - 55 Madison Street (3) Carlstadt, NJ AMB Q2 150,446 11,900 100% 22. AMB Ohta Distribution Center (5) Tokyo, Japan AMB Blackpine Q2 793,898 179,700 100% 23. Singapore Airport Logistics Center Bldg 2 (4) (5) Changi Airport, Singapore Boustead Projects PTE Q2 254,267 11,800 50% 24. Dulles Commerce Center - Bldg 200 Dulles, VA Seefried Properties Q2 97,232 7,300 20% 25. Fordyce Distribution Center (3) Carson, CA AMB Q3 250,000 17,300 20% 26. Northfield Bldg 700 Dallas, TX Seefried Properties Q3 108,640 6,100 20% 27. AMB Fokker Logistics Center 1 (5) Amsterdam, Netherlands Delta Group Q3 236,749 27,600 100% 28. Beacon Lakes - Bldg 10 Miami, FL Codina Q3 192,476 11,300 79% 29. Beacon Lakes - Bldg 6 Miami, FL Codina Q3 206,494 11,500 79% 30. Beacon Lakes Village - Phase 1 Bldg 2E Miami, FL Codina Q4 56,430 5,100 79% 31. AMB Annagem Distribution Center (5) Toronto, Canada AMB Q4 194,330 12,200 100% 32. AMB Horizon Creek - Bldg 400 Atlanta, GA Seefried Q4 204,256 9,100 100% 33. Agave - Bldg 4 (5) Mexico City, Mexico G. Accion Q4 217,514 13,300 98% 34. AMB Milton 401 Business Park - Bldg 1 (5) Toronto, Canada AMB Q4 373,245 17,600 100% Total 2006 Deliveries 5,514,832 $511,900 89% Leased or Under Contract For Sale/Funded-to-date 24% $344,500 (2) Weighted Average Estimated Stabilized GAAP Yield (5) (6) 8.0% Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Excludes 1,307 acres of land held for future development or sale (representing a potential 21.2 million square feet) totaling $240.2 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at June 30, 2005. (2) AMB's share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $189.9 million, $307.8 million, $2.0 million and $8.1 million, respectively, for a total of $507.8 million. (3) Represents a renovation project. See Reporting Definitions. (4) Represents projects in unconsolidated joint ventures. (5) Yields on international projects are on an after-tax basis. (6) Yields exclude value-added conversion projects. (7) Represents a value-added conversion project. See Reporting Definitions.

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call DEVELOPMENT ' RENOVATION PROJECTS IN PROCESS (1)As of June 30, 2005 (dollars in thousands) Estimated Estimated AMB's Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1)Percentage 2007 Deliveries 35. AMB Barajas Logistics Park (5) Madrid, Spain Codina Torimbia Q2 454,779 $ 30,600 80% Total 2007 Deliveries 454,779 $ 30,600 80% Leased or Under Contract For Sale/Funded-to-date 0% $ 2,500 (2) Weighted Average Estimated Stabilized GAAP Yield (5) (6) 9.2% 2008 Deliveries 36. AMB Fokker Logistics Center 3 (5) Amsterdam, Netherlands Delta Group Q1 313,229 $ 39,600 50% Total 2008 Deliveries 313,229 $ 39,600 50% Leased or Under Contract For Sale/Funded-to-date 0% $ 16,100 (2) Weighted Average Estimated Stabilized GAAP Yield (5) (6) 8.4% Total Scheduled Deliveries (1) 10,031,614 $ 868,300 85% Leased or Under Contract For Sale/Funded-to-date 45% $ 594,200 (2)Weighted Average Estimated Stabilized GAAP Yield (5) (6) 8.3% (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Excludes 1,307 acres of land held for future development or sale (representing a potential 21.2 million square feet) totaling $240.2 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at June 30, 2005. (2) AMB's share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $189.9 million, $307.8 million, $2.0 million and $8.1 million, respectively, for a total of $507.8 million. (3) Represents a renovation project. See Reporting Definitions. (4) Represents projects in unconsolidated joint ventures. (5) Yields on international projects are on an after-tax basis. (6) Yields exclude value-added conversion projects. (7) Represents a value-added conversion project. 20

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS (1)STABILIZED, SOLD OR CONTRIBUTED For the Quarter ended June 30, 2005 (dollars in thousands) AMB's Square Total Ownership Projects Placed in Operations Location Developer Feet Investment (1) Percentage 1. Patriot Distribution Center (2) Mansfield, MA National Development 429,897 $ 24,300 20% 2. Somerville Distribution Center (2) Somerville, MA Campanelli 195,357 19,000 20% 3. MIA Logistics Center Miami, FL AMB 145,855 10,200 20% 4. Airport South - Bldg 500 Atlanta, GA Seefried Properties 116,280 5,600 20% Total Second Quarter Placed in Operations 887,389 $ 59,100 20% Leased/Weighted Average Stabilized GAAP Yield 100% 8.4% Total Year-to-Date Placed in Operations 1,069,147 $ 75,900 33% Leased/Weighted Average Stabilized GAAP Yield 100% 8.3% AMB's AMB's Recognized Sold or Square Gross Ownership Share of Projects Sold or Contributed Location Contributed Feet Price Percentage Net Cash Gain 1. Central Business Park Bldg C SF Bay Area Sold 18,926 $ 2,082 100% 2. Agave Bldg 1 Mexico City, Mexico Contributed 391,457 23,600 98% 3. Singapore Logistics Center Bldg 1 Changi Airport, Singapore Sold 230,432 21,077 50% Total Second Quarter Sold or Contributed 640,815 $ 46,759 76% $ 7,226 Total Year-to-Date Sold or Contributed 664,868 $ 89,626 71% $ 15,796 (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at June 30, 2005. (2) Represents a renovation project. See Reporting Definitions. 21

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call Estimated Estimated AMB's Square Feet Total Ownership Projects (1) Location Developer at Completion Investment (2) Percentage 1. Wilsonville Phase II Watsonville, OR Trammell Crow Company 249,625 $11,000 100% 2. O'Hare Industrial - 701 Hilltop Drive Itasca, IL Hamilton Partners 60,810 2,900 100% 3. Central Business Park Bldg A SF Bay Area Harvest Properties 12,144 1,200 100% Total Available for Sale or Contribution 322,579 $15,100 100% Funded-to-date $14,500 (3) (1) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion. (2) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, carry and partner earnouts (if triggered by stabilization). The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at June 30, 2005. (3) AMB's share of amounts funded to date was $14.5 million. COMPLETED DEVELOPMENT PROJECTS AVAILABLE FOR SALE OR CONTRIBUTION As of June 30, 2005 (dollars in thousands) 22

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CAPITALIZATION SUMMARY As of June 30, 2005 (dollars in thousands, except share price) AMB Joint Unsecured Market Equity Secured Venture Senior debt Unsecured Credit Total Security Shares Price Value Year Debt (1) Debt (1) Securities Debt Facilities (2) Debt Common Stock 84,215,037 $ 43.43 $ 3,657,459 2005 $ 20,267 $ 30,230 $ 150,000 $ 330 $ - $ 200,827 LP Units 4,719,823 43.43 204,982 2006 80,648 76,319 75,000 698 - 232,665 Total 88,934,860 $ 3,862,441 2007 12,218 68,705 75,000 752 477,307 633,982 2008 40,424 190,582 175,000 810 72,090 478,906 Preferred Stock and Units (5) 2009 4,900 131,403 100,000 873 - 237,176 Dividend Liquidation 2010 70,717 150,448 75,000 941 - 297,106 Security Rate Preference 2011 21,575 417,973 75,000 1,014 - 515,562 2012 146,796 178,427 - 1,093 - 326,316 Series D & E preferred units 7.75% $ 90,789 (3) 2013 2,155 133,833 53,940 920 - 190,848 Series F preferred units 7.95% 10,057 2014 12,051 3,777 - 616 - 16,444 Series H preferred units 8.13% 42,000 Thereafter 6,350 33,358 225,000 664 - 265,372 Series I preferred units 8.00% 25,500 Sub-total 418,101 1,415,055 1,003,940 8,710 549,397 3,395,203 Series J preferred units 7.95% 40,000 Unamortized premiums 3,084 7,621 - - - 10,705 Series K preferred units 7.95% 40,000 Series N preferred units (6) 5.00% 36,479 Total consolidated debt 421,185 1,422,676 1,003,940 8,710 549,397 3,405,908 Series L preferred stock 6.50% 50,000 AMB's share of unconsolidated JV Debt (4) - 154,574 - - - 154,574 Series M preferred stock 6.75% 57,500 Weighted Average/Total 7.29% $ 392,325 Total debt 421,185 1,577,250 1,003,940 8,710 549,397 3,560,482 JV partners' share of consolidated JV debt - (987,442) - - - (987,442) Capitalization Ratios Total debt-to-total market capitalization (7) 45.6% AMB's share of total debt (7) $ 421,185 $ 589,808 $ 1,003,940 $ 8,710 $ 549,397 $ 2,573,040 AMB's share of total debt-to-AMB's share of Weighted average interest rate 5.3% 6.3% 6.6% 7.5% 2.5% 5.6% total market capitalization (7) 37.7% Weighted average Total debt plus preferred-to-total market capitalization (7) 50.6% maturity (in years) 5.2 5.6 5.1 9.3 2.1 4.9 AMB's share of total debt plus preferred-to- AMB's share of total market capitalization (7) 43.4% (1) AMB secured debt includes debt related to international assets in the amount of $226.8 million. Of this, $148.8 million is associated with assets located in Asia and the remaining $78.0 million is related to assets located in Europe. (2) Represents three credit facilities with total capacity of approximately $816.4 million. Includes $126.0 million, $214.5 million, $38.8 million and $6.7 million in Euro, Yen, Canadian and Singapore dollar-based borrowings, respectively, translated to US Dollars using the foreign exchange rates at June 30, 2005. (3) With certain exceptions, until November 10, 2005, the Company can require the purchaser to return these notes to the Company for cancellation for an obligation of equal dollar amount under a secured first mortgage loan. (4) The weighted average interest and maturity for the unconsolidated JV debt were 5.0% and 4.6 years, respectively. (5) Exchangeable under certain circumstances by the unitholderand redeemable at the option of the Company after a specified non-call period, generally five years from issuance. (6) The Series N preferred units are putable at the option of the holder beginning June 1, 2005 and until January 15, 2006 at a price equal to $50 per unit, plus all accrued and unpaid distributions. Beginning September 25, 2006 and until September 25, 2009, the Series N preferred units are redeemable by the Company at a price equal to $49.75 per unit, plus all accrued and unpaid distributions. (7) See Reporting Definitions for the Company's definitions of total market capitalization, AMB's share of total market capitalization, market equity, and preferred. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as ameasurement tool. 23

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call CO-INVESTMENT CONSOLIDATED JOINT VENTURES As of June 30, 2005 (dollars in thousands) AMB's Gross JV Partners' Ownership Number of Square Book Property Share Joint Ventures Percentage Buildings Feet (1) Value (2) Debt of Debt (3) Co-Investment Operating Joint Ventures: AMB Erie (4) 50% 15 1,921,432 $ 98,670 $ 41,040 $ 20,519 AMB Institutional Alliance Fund I (5) 21% 100 5,829,117 419,503 222,155 176,082 AMB Partners II (6) 20% 103 7,960,843 504,965 274,812 220,337 AMB-SGP (7) 50% 74 8,286,909 434,016 242,251 120,809 AMB Institutional Alliance Fund II (5) 20% 69 7,714,444 477,608 234,490 187,790 AMB-AMS (8) 39% 31 1,688,084 100,194 49,860 30,560 AMB Institutional Alliance Fund III (9) 20% 45 5,494,313 585,443 256,181 202,745 Total Co-Investment Operating Joint Ventures 27% 437 38,895,142 2,620,399 1,320,789 958,842 Co-Investment Development Joint Ventures: AMB Partners II (6) 20% 4 478,780 28,445 6,076 4,812 AMB Institutional Alliance Fund II (5) 20% 2 358,640 24,532 7,280 5,824 AMB-AMS (8) 39% 1 279,431 28,792 9,148 5,624 AMB Institutional Alliance Fund III (9) 20% - - 2,579 - - Total Co-Investment Development Joint Ventures 26% 7 1,116,851 84,348 22,504 16,260 Total Co-Investment Consolidated Joint Ventures 27% 444 40,011,993 $ 2,704,747 $1,343,293 $ 975,102 Partners' Share of Co-investment Joint Ventures Cash NOI (10) Net Income FFO Cash NOI (10) Net Income FFO For the quarter ended June 30, 2005 $ 49,957 $ 14,552 $ 31,584 $ 36,876 $ 8,373 $ 23,244 For the six months ended June 30, 2005 $ 98,757 $ 73,200 $ 77,436 $ 73,085 $ 42,128 $ 55,757 (1) For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects. (2) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (3) JV partners'share of debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (4) AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group. (5) AMB Institutional Alliance Funds I and II are co-investment partnerships with institutional investors, which invest through private REITs. (6) AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees'Retirement System. (7) AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. (8) AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV. (9) AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT. (10) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 24

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call OTHER CONSOLIDATED JOINT VENTURES As of June 30, 2005 (dollars in thousands) AMB's Gross JV Partners' Ownership Square Book Property Share Properties Market Percentage Feet Value (1) Debt of Debt (2) Other Industrial Operating Joint Ventures Various 92% 2,301,361 $ 205,797 $ 47,408 $ 2,370 Other Industrial Development Joint Ventures Various 81% 2,342,561 128,933 23,266 9,099 Total Other Industrial Consolidated Joint Ventures 88% 4,643,922 $ 334,730 $ 70,674 $ 11,469 Total Retail Consolidated Joint Ventures Atlanta 90% 125,222 $ 22,291 $ 8,709 $ 871 (1) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (2) JV Partners'Share of Debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. 25

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call UNCONSOLIDATED JOINT VENTURES, MORTGAGE INVESTMENTS AND OTHER INVESTMENTS As of June 30, 2005 (dollars in thousands) AMB's AMB's AMB's Alliance Square Net Equity Ownership Share Unconsolidated Joint Ventures Market Partner Feet Investment Percentage of Debt (1)Co-Investment Joint Ventures 1. AMB-SGP Mexico (2) Various, Mexico N/A 1,647,622 $ 15,808 20% $ 3,152 2. AMB Japan Fund I (3) Various, Japan N/A 915,401 11,474 20% 10,873 2,563,023 $ 27,282 20% $ 14,025 Total Co-Investment Joint Ventures 8,805,507 $ 40,171 52% $ 85,391 Other Industrial Operating Joint Ventures 49% Other Industrial Development Joint Ventures (4) 1,209,267 7,120 16,721 Total Unconsolidated Joint Ventures 12,577,797 $ 74,573 44% $ 116,137 Mortgage Mortgage and Loan Investments Market Maturity Receivable (6) Rate 1. Pier 1 (5) SF Bay Area May 2026 $ 12,882 13.0% 2. G.Accion Various November 2006 8,800 12.0% $ 21,682 AMB's AMB's Net Ownership Share Other Investments Market Property Type Investment Percentage of Debt (1) 1. Park One Los Angeles Parking Lot $ 75,497 100% $ - 2. G.Accion (7) Various Various 46,427 39% 38,437 $ 121,924 $ 38,437 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as ameasurement tool. (2) AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $14.3 million of shareholder loans outstanding at June 30, 2005 between the Company and the co-investment partnership. (3) AMB Japan Fund I is a co-investment partnership formed in 2005 with institutional investors. (4) Square feet for development alliance joint ventures represents estimated square feet at completion of development project. (5) AMB has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property and also has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009 (6) The Company holds inter-company loans that it eliminates in consolidations. (7) The Company has a 43% unconsolidated equity interest in G.Accion, a Mexican real estate company. G.Accion provides management and development services for industrial, retail, residential and office properties in Mexico. 26

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call REPORTING DEFINITIONS Acquisition/non-recurring capex includes immediate building improvements that were taken into Recurring capital expenditures represents non-incremental building improvements and leasing consideration when underwriting the purchase of a building or which are incurred to bring a building up costs required to maintain current revenues. Recurring capital expenditures do not include acquisition to operating standard or to stabilization. Also includes incremental building improvements and leasing capital that was taken into consideration when underwriting the purchase of a building or which are costs that are incurred in an effort to substantially increase the revenue potential of an existing building. incurred to bring a building up to operating standard. AMB's share of total debt-to-AMB's share of total book capitalization is calculated using Rent increases on renewals and rollovers are calculated as the difference, weighted by square the following definitions: AMB's share of total debt is the pro rata portion of the total debt based on the feet, of the net ABR due the first month after a term commencement date and the net ABR due the last Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding month prior to the termination date of the former tenant's term. If free rent is granted, then the first the debt. AMB's share of total book capitalization is defined as the Company's share of total debt plus positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, minority interests to preferred unitholders and limited partnership unitholders plus stockholders' equity. holdover rent and premium rent charges. If either the previous or current lease terms are under 12 AMB's share of total debt-to-AMB's share of total market capitalization is calculated using months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) the following definitions: AMB's share of total debt is the pro rata portion of the total debt based on the and there is no prior lease for comparison, then it is excluded from this calculation. Company's percentage of equity interest in each of the consolidated or unconsolidated ventures holding Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store the debt. The Company’s definition of total market capitalization is total debt plus preferred equity properties from the prior year reporting period to the current year reporting period. liquidation preferences plus market equity. The Company's definition of AMB's share of total market capitalization is the Company's share of total debt plus preferred equity liquidation preferences plus Same store properties include all properties that were owned as of the end of both the currentand market equity. The Company's definition of market equity is the total number of outstanding shares of prior year reporting periods and excludes development properties for both the current and prior reporting the Company's common stock and common limited partnership units multiplied by the closing price per periods. The same store pool is set annually and excludes properties purchased and developments share of its common stock as of June 30, 2005. stabilized after December 31, 2003. Same store pool includes Park One parking lot in Los Angeles, AMB's share of total market capitalization is defined by the Company as the Company's share California. of total debt plus preferred equity liquidation preferences plus market equity. Second generation TIs and LCs per square foot are total tenant improvements, lease Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a commissions and other leasing costs incurred during leasing of second generation space divided by the certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used. total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed squarefootage or square footage vacant at Completion/Stabilization is generally defined as properties that are 90% leased or properties for acquisition. which we have held a certificate of occupancy or building has been substantially complete for at least 12 months. Square feet owned represents 100% of the square footage of properties either owned directly by the Development and renovation GAAP yields Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and are calculated from estimated annual NOI following occupancy stabilization (including straight-line rents) divided by the estimated total investment, including excludes square footage of development properties prior to completion. Development Alliance Partner-earnouts (if triggered by stabilization) and associated carrying costs. Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis interest) plus preferred dividends and distributions. includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures, leasing costs necessary to Interest coverage is adjusted EBITDA divided by total GAAP interest expense. achieve stabilization and, if applicable, any estimated costs required to buy-out AMB's joint venture Market equity is defined by the Company as the total number of outstanding shares of the Company's partners. common stock and common limited partnership units multiplied by the closing price per share of its Tenant retention is the square footage of all leases renewed by existing tenants divided by the square common stock as of June 30, 2005. footage of all expiring and renewed leases during the reporting period, excluding the square footage of Occupancy percentage represents the percentage of total rentable square feet owned, which is tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage leased, including month-to-month leases, as of the date reported. Space is considered leased when the of month-to-month leases. tenant has either taken physical or economic occupancy. Total market capitalization is defined by the Company as total debt plus preferred equity liquidation Percentage pre-leased represents the percentage of signed leases only. preferences plus market equity. Preferred is defined by the Company, with respect to its capitalization ratios, as preferred equity Value-added conversion project represents the repurposing of land or a building site for more liquidation preferences. valuable uses and may include such activities as rezoning, redesigning, reconstructing and retenanting. Renovation projects represent projects where the acquired buildings are less than 75% leased and require significant capital expenditures (generally more than 10% - 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy). 27

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity.The amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company Company considers fixed charge coverage to provide investors relevant and useful information because it considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed permits fixed income investors to measure the Company.s ability to meet its interest payments on income investors to view income from its operations on an unleveraged basis before the effects of non-cash outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to shareholders. The Company.s computation of fixed charge coverage may not be comparable to fixed measure the Company.s operating performance independent of its capital structure and indebtedness and, charge coverage reported by other companies. therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real Funds From Operations ( FFO ). The Company believes that net income, as defined by GAAP, is estate industry and in other industries. The Company considers adjusted EBITDA to be a useful the most appropriate earnings measure. However, the Company considers funds from operations, or supplemental measure for reviewing its comparative performance with other companies because, by FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of performance of a real estate company to that of companies in other industries. As a liquidity measure, the real estate held for investment purposes and real estate-related depreciation, and adjustments to derive Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to the Company.s pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company.s that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance operating performance and liquidity; specifically when assessing its operating performance, and comparing because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that that performance to other companies, both in the real estate industry and in other industries, and when the value of real estate assets diminishes predictably over time, as reflected through depreciation and evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit amortization expenses. However, since real estate values have historically risen or fallen with market and distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net other conditions, many industry investors and analysts have considered presentation of operating results income (the primary measure of the Company.s performance) and the other required GAAP measures of its for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created performance and liquidity, to improve their understanding of the Company.s operating results and liquidity, FFO as a supplemental measure of operating performance for real estate investment trusts that excludes and to make more meaningful comparisons of the performance of its assets between periods and as against historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company.s The Company believes that the use of FFO, combined with the required GAAP presentations, has been financial performance, an investor is assessing the earnings generated by the Company.s operations, but not beneficial in improving the understanding of operating results of real estate investment trusts among the taking into account the eliminated expenses incurred in connection with such operations. As a result, investing public and making comparisons of operating results among such companies more meaningful. adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the The Company considers FFO to be a useful measure for reviewing comparative operating and financial Company.s required GAAP presentations. Adjusted EBITDA does not reflect the Company.s historical cash performance because, by excluding gains or losses related to sales of previously depreciated operating expenditures or future cash requirements for working capital, capital expenditures or contractual real estate assets and real estate depreciation and amortization, FFO can help the investing public commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal compare the operating performance of a company.s real estate between periods or as compared to other payments on the Company.s outstanding debt. While adjusted EBITDA is a relevant and widely used companies. While FFO is a relevant and widely used measure of operating performance of real estate measure of operating performance and liquidity, it does not represent net income or cash flow from investment trusts, it does not represent cash flow from operations or net income as defined by GAAP operations as defined by GAAP and it should not be considered as an alternative to those indicators in and should not be considered as an alternative to those measures in evaluating the Company.s liquidity or evaluating operating performance or liquidity. Further, the Company.s computation of adjusted EBITDA operating performance. FFO also does not consider the costs associated with capital expenditures may not be comparable to EBITDA reported by other companies. related to the Company.s real estate assets nor is FFO necessarily indicative of cash available to fund the Company.s future cash requirements. Further, the Company.s computation of FFO may not be Company.s share of total debt. The Company.s share of total debt is the pro rata portion of the total comparable to FFO reported by other real estate investment trusts that do not define the term in debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures accordance with the current NAREIT definition or that interpret the current NAREIT definition holding the debt. The Company believes that its share of total debt is a meaningful supplemental measure, differently than the Company does. which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other Net Operating Income ( NOI ). Net operating income is defined as rental revenue, including companies that do not consolidate their joint ventures. The Company.s share of total debt is not intended to reimbursements, less property operating expenses, which excludes depreciation, amortization, general reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint and administrative expenses and interest expense. The Company considers NOI to be an appropriate ventures. supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers it does not reflect general and administrative expenses, interest expense, depreciation and amortization interest coverage to provide investors relevant and useful information because it permits fixed income costs, capital expenditures and leasing costs, or trends in development and construction activities that investors to measure the Company.s ability to meet its interest payments on outstanding debt. The could materially impact results from operations. Further, NOI may not be comparable to that of other Company.s computation of interest coverage may not be comparable to interest coverage reported by other real estate investment trusts, as they may use different methodologies for calculating NOI. companies. 28

SUPPLEMENTAL ANALYST PACKAGE Second Quarter Earnings Conference Call AMB PROPERTY CORPORATION CONTACTS Contact Name Title Phone E-mail Address Hamid R. Moghadam Chairman & Chief Executive Officer (415) 733-9401 hmoghadam@amb.com W. Blake Baird President and Director (415) 733-9407 bbaird@amb.com Michael A. Coke EVP, Chief Financial Officer (415) 733-9405 mcoke@amb.com Bruce H. Freedman EVP, Real Estate Operations (617) 619-9301 bfreedman@amb.com David S. Fries EVP, Strategic Initiatives & Corporate Affairs (617) 619-9366 dfries@amb.com Chairman, AMB China, Ltd. Guy F. Jaquier EVP, Chief Investment Officer (415) 733-9406 gjaquier@amb.com Eugene F. Reilly EVP, Development (617) 619-9333 ereilly@amb.com John T. Roberts, Jr. EVP, President, AMB Capital Partners (415) 733-9408 jroberts@amb.com Lauren L. Barr VP, Corporate Communications (415) 733-9477 lbarr@amb.com Evaleen G. Andamo Director, Investor Relations (415) 733-9565 eandamo@amb.com Corporate Headquarters Other Principal Office Locations Investor Relations AMB Property Corporation Amsterdam Shanghai Tel: (877) 285-3111 (toll-free) Pier 1, Bay 1 Boston Singapore Fax: (415) 394-9001 San Francisco, CA 94111 Chicago Tokyo E-mail: ir@amb.com Tel: (415) 394-9000 Los Angeles Website: www.amb.com Fax: (415) 394-9001 29

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward-looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures and financings), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as believes, expects, may, will, should, seeks, approximately, intends, plans, pro forma, estimates or anticipates or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading Management.s Discussion and Analysis of Financial Condition and Results of Operations--Business Risks and elsewhere in our annual report on Form 10-K for the year ended December 31, 2004.